UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 12, 2021

SABRE CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36422	20-8647322
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3150 Sabre Drive, Southlake, TX	76092
(Address of Principal Executive Offices)	(Zip Code)

(682) 605-1000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	SABR	The Nasdaq Stock Market LLC
6.50% Series A Mandatory Convertible Preferred Stock	SABRP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On July 12, 2021, Sabre GLBL Inc. (the “Borrower”), a wholly-owned subsidiary of Sabre Corporation (“Sabre,” the “Corporation,” “we,” “us,” or “our”), and Sabre Holdings Corporation (“Holdings”) entered into the Pro Rata Amendment (as defined below) and, together with the several guarantors thereunder, the Revolving Facility Refinancing Amendment (as defined below) and the Term Loan Refinancing Amendment (as defined below), each dated July 12, 2021, and each amending the Borrower’s senior secured credit facilities. The Pro Rata Amendment, the Revolving Facility Refinancing Amendment and the Term Loan Refinancing Amendment were entered into pursuant to that certain Amended and Restated Credit Agreement, dated as of February 19, 2013 (as further amended on September 30, 2013, February 20, 2014, July 18, 2016, February 22, 2017, August 23, 2017, March 2, 2018, August 27, 2020 and December 17, 2020, the “Credit Agreement”), by and among the Borrower, Holdings, the lenders party thereto, the other parties thereto and Bank of America, N.A. (“BofA”), as administrative agent (in such capacity the “Administrative Agent”), swing line lender and a letter of credit issuer.

The Amendment No. 4 to the Credit Agreement among the Borrower, Holdings, the lenders party thereto and the Administrative Agent (the “Pro Rata Amendment”) amended the financial performance covenant to remove the minimum liquidity requirement, the total net leverage ratio maintenance requirement, and certain other limitations on indebtedness, investments, and restricted payments during a Material Travel Event Disruption Period (as defined in the Credit Agreement). The Fourth Revolving Facility Refinancing Amendment to the Credit Agreement among the Borrower, Holdings, each of the other Loan Parties (as defined in the Credit Agreement) party thereto and the Administrative Agent, BofA, as the 2021 Other Term B-1 Lender (as defined therein) (the “Revolving Facility Refinancing Amendment”) provides a dollar-denominated term loan “B-1” in an aggregate principal amount of $404,000,000 (the “2021 Other Term B-1 Loans”), maturing on December 17, 2027, and amends certain provisions of the Credit Agreement, including adding LIBOR rate replacement provisions for the 2021 Other Term B-1 Loans. Pursuant to the Revolving Facility Refinancing Amendment, interest rates for the 2021 Other Term B-1 Loans are calculated in accordance with the Revolving Facility Refinancing Amendment, with the applicable interest rate margins being 3.50% per annum for Eurocurrency rate loans and 2.50% per annum for base rate loans, with a floor of 0.50% for the Eurocurrency rate, and 1.50% for the base bate, respectively. The proceeds of the 2021 Other Term B-1 Loans were used to pay in full the approximately $400,000,000 of existing Revolving Credit Loans outstanding as of July 12, 2021 under the Credit Agreement and to terminate the revolving commitments thereunder. In addition, on July 2, 2021, in anticipation of the repayment of the Revolving Credit Loans and termination of the revolving commitments (and related letter of credit subfacility), the Borrower entered into a new $20,000,000 letter of credit facility with BofA.

The Seventh Term B Loan Refinancing Amendment to the Credit Agreement among the Borrower, Holdings, each of the other Loan Parties (as defined in the Credit Agreement) party thereto and the Administrative Agent, BofA, as the 2021 Other Term B-2 Lender (as defined therein) (the “Term Loan Refinancing Amendment”) provides a dollar-denominated term loan “B-2” in an aggregate principal amount of $644,000,000 (the “2021 Other Term B-2 Loans”), maturing on December 17, 2027, and amends certain provisions of the Credit Agreement, including adding LIBOR rate replacement provisions for the 2021 Other Term B-2 Loans. Pursuant to the Term Loan Refinancing Amendment, interest rates for the 2021 Other Term B-2 Loans are calculated in accordance with the Term Loan Refinancing Amendment, with the applicable interest rate margins being 3.50% per annum for Eurocurrency rate loans and 2.50% per annum for base rate loans, with a floor of 0.50% for the Eurocurrency rate, and 1.50% for the base bate, respectively. The proceeds of the 2020 Other Term B-2 Loans were used to pay in full the $633,815,000 of existing Other Term B Loans incurred prior to December 17, 2020 under the Credit Agreement.

The foregoing description of the Pro Rata Amendment, the Revolving Facility Refinancing Amendment and the Term Loan Refinancing Amendment is not intended to be complete and is qualified in its entirety by reference to the full text of the Pro Rata Amendment, which is incorporated herein by reference to Exhibit 10.1 to this Current Report on Form 8-K, the Revolving Facility Refinancing Amendment, which is incorporated herein by reference to Exhibit 10.2 to this Current Report on Form 8-K, and the Term Loan Refinancing Amendment, which is incorporated herein by reference to Exhibit 10.3 to this Current Report on Form 8-K.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth under Item 1.01 above is incorporated herein by reference.

Item 8.01.	Other Events.

Press Release

On July 12, 2021, Sabre issued a press release announcing the Borrower’s entry into the Pro Rata Amendment, the Revolving Facility Refinancing Amendment and the Term Loan Refinancing Amendment. A copy of this press release is filed as Exhibit 99.1 and incorporated by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

10.1	Amendment No. 4 to Amended and Restated Credit Agreement, dated July 12, 2021, among Sabre GLBL Inc., as Borrower, Sabre Holdings Corporation, as Holdings, the Lenders party thereto and Bank of America, N.A., as Administrative Agent.

10.2	Fourth Revolving Facility Refinancing Amendment to Amended and Restated Credit Agreement, dated July 12, 2021, among Sabre GLBL Inc., as Borrower, Sabre Holdings Corporation, as Holdings, each of the other Loan Parties party thereto, Bank of America, N.A., as Administrative Agent and Bank of America, N.A., as the 2020 Other Term B-1 Lender.

10.3	Seventh Term B Loan Refinancing Amendment to Amended and Restated Credit Agreement, dated July 12, 2021, among Sabre GLBL Inc., as Borrower, Sabre Holdings Corporation, as Holdings, each of the other Loan Parties party thereto, Bank of America, N.A., as Administrative Agent and Bank of America, N.A., as the 2021 Other Term B-2 Lender.

99.1	Press release issued by Sabre Corporation on July 12, 2021.

104	Cover Page Interactive Data File – formatted as Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sabre Corporation

By:	/s/ Douglas E. Barnett
Douglas E. Barnett
Executive Vice President and Chief Financial Officer

Dated: July 13, 2021

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